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                                                                     Exhibit 1.1

                              ______________ Shares

                            IMARX THERAPEUTICS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                               ____________, 2006

CIBC World Markets Corp.
Jefferies & Company, Inc.
First Albany Capital Inc.
As Representatives of the Several
   Underwriters named in Schedule I hereto
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10016

Ladies and Gentlemen:

          ImaRx Therapeutics, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "UNDERWRITERS"), for whom you are acting as Representatives (the "REPRESENTATIVES"), an aggregate of ________ shares (the "FIRM SHARES") of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional ___________ shares (the "OPTION SHARES") of Common Stock from the Company for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the "SHARES."

          The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the published rules and regulations thereunder (the "RULES") adopted by the Securities and Exchange Commission (the "COMMISSION"), a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-_____), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "PRELIMINARY PROSPECTUS" means any preliminary prospectus included at any time as a part of the Registration Statement or amendment thereto or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term "REGISTRATION STATEMENT" as used in this Agreement means the initial registration statement (including all exhibits and financial schedules thereto), as amended

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at the time and on the date it becomes effective (the "EFFECTIVE DATE"), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(B) REGISTRATION STATEMENT"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "PROSPECTUS" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules.

          The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus (as defined below) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

          1. Sale, Purchase, Delivery and Payment for the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

     (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share (the "INITIAL PRICE"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased" on Schedule I to this Agreement, subject to adjustment in accordance with Section 8 hereof.

     (b) The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.


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     (c) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of CIBC World Markets Corp., 300 Madison Avenue, New York, New York 10016, at 10:00 a.m., New York City time, on the fourth business day following the date of this Agreement or at such time on such later date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "FIRM SHARES CLOSING DATE"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each date of delivery as specified in the notice from the Representatives to the Company (such time and date of delivery and payment are called the "OPTION SHARES CLOSING DATE"). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a "CLOSING DATE" and, together, the "CLOSING DATES."

     (d) Payment shall be made to the Company by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company, against electronic delivery of the respective certificates to the Representatives for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

     (e) Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in
Section 1(b) and shall be delivered electronically by or on behalf of the Company to the Representatives through the facilities of the Depository Trust Company ("DTC")

for the account of such Underwriter.

          2. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

     (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement, the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When the Preliminary Prospectus was filed with the Commission and when any amendment thereof or supplement thereto was filed with the Commission, such Preliminary


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Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. For purposes of this Agreement, including the preceding sentence and Section 5(b), the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the statements contained in the [ ] and [ ] paragraphs under the caption "UNDERWRITING" in the Prospectus (collectively, the "UNDERWRITER INFORMATION").

     (b) As of the Applicable Time (as hereinafter defined below), neither (i) the Issuer Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, and the Statutory Prospectus (as defined below), all considered together (collectively, the "GENERAL DISCLOSURE PACKAGE"), nor (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions from any prospectus included in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus, including any electronic road show (including without limitation any "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act) (each, a "ROAD SHOW") (i) is identified in Schedule III hereto and (ii) complied when issued, and as the same may have been amended or supplemented complies, in all material respects with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder.

     The Company has made at least one version of the Road Show available without restriction by means of graphic communication to any person, including any potential investor in the Shares (and if there is more than one version of a Road Show for the offering that is a written communication, the version available without restriction was made available no later than the other versions).

     As used in this Section and elsewhere in this Agreement:

     "APPLICABLE TIME" means ___:00 [a/p]m (Eastern time) on the date of this Underwriting Agreement.


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     "STATUTORY PROSPECTUS" as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to the Applicable Time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A of the Rules shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b).

     "ISSUER FREE WRITING PROSPECTUS" means each "FREE WRITING PROSPECTUS" (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, each Road Show.

     (c) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any "free writing prospectus", as defined in Rule 405 under the Rules, has been issued by the Commission and, to the Company's knowledge, no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b). Any material required to be filed by the Company pursuant to Rule 433(d) of the Rules has been or will be made in the manner and within the time period required by such Rules.

     (d) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based on and in conformity with written information furnished to the Company by any Underwriter specifically for use therein.

     If at any time following issuance of an Issuer Free Writing Prospectus there occurred an event or development as a result of which such Issuer Free Writing Prospectus conflicted with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified the Representative and has promptly amended or supplemented, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

     (e) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Statutory Prospectus and Prospectus present fairly in all material respects the financial position of the Company at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company for the periods specified; and such financial statements and related schedules and notes thereto, and the


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unaudited financial information filed with the Commission as part of the
Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved (provided that unaudited financial statements are subject to normal recurring year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by generally accepted accounting principles). The summary and selected financial data included in the Statutory Prospectus and Prospectus present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information.

     (f) Ernst & Young LLP (the "AUDITOR"), whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent registered public accountants as required by the Securities Act and the Rules.

     (g) The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. With the exception of ImaRx Oncology, Ltd. and ImaRx Europe Limited (each, a "SUBSIDIARY," and together, the "SUBSIDIARIES"), the Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, the existing or planned business operations or business prospects of the Company and the Subsidiaries considered as a whole (a "MATERIAL ADVERSE EFFECT"); and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     (h) The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "PERMITS"), to own, lease and license its assets and properties and conduct its current business activities, including, without limitation, all Permits required by the United States Food and Drug Administration (the "FDA") or any federal, state or foreign agencies or bodies engaged in the regulation of drugs, biologics, medical devices, or biohazardous materials, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act, the Exchange Act, the rules of the National Association of Securities Dealers, Inc. ("NASD") and state and foreign Blue Sky laws, no other


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Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

     (i) At (i) the time of filing the Registration Statement, and (ii) the date hereof, the Company was not and is not an "ineligible issuer," as defined in Rule 405 of the Rules, including (but not limited to) in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules.

     (j) The Company owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trade names, service marks, copyrights, licenses, know-how and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has not received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") all patent applications owned by the Company (the "COMPANY PATENT APPLICATIONS"), and has caused to be filed with applicable foreign and international patent authorities those Company Patent Applications that the Company deems appropriate. The Company has complied with the PTO's duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company is not aware of any information not called to the attention of the PTO or similar foreign authority which would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information which would preclude the Company from having clear title to the Company Patent Applications.

     (k) The Company owns no real property in fee simple and has good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except as are disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus or do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company. All property held under lease by the Company is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus: (i) there has not been any Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which has a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such issuances effected or liabilities or obligations incurred in the ordinary course of business, (B) entered into any material transaction not in the ordinary course of business or


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(C) declared or paid any cash dividend or made any cash distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

     (l) There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms. The Company is not nor, to the Company's knowledge, is any other party in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which Company or its properties or business is bound which default or event, individually or in the aggregate, has or would have a Material Adverse Effect.

     (m) The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

     (n) The Company is not in violation of any term or provision of its charter or bylaws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where such violation, individually or in the aggregate, has or would have a Material Adverse Effect.

     (o) This Agreement has been duly authorized, executed and delivered by the Company.

     (p) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or its properties or business is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, or violate any provision of the charter or bylaws of the Company, except for such consents or waivers which have already been obtained and are in full force and effect.


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     (q) The Company has the authorized and outstanding capital stock as set forth under the caption "CAPITALIZATION" in the Statutory Prospectus and the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Certificate of Incorporation or bylaws or any agreement or instrument to or by which the Company is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus.

     (r) No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement. Each director and executive officer of the Company and each stockholder of the Company listed on Schedule II hereto has delivered to the Representatives his written lock-up agreement in the form attached to this Agreement as Exhibit A hereto ("LOCK-UP AGREEMENT").

     (s) There are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject that, if determined adversely to the Company, could individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (t) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.

     (u) The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which has or would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that any of such executive officers has an intention to terminate his or her employment with the Company.


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     (v) No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or stockholder that is required to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

     (w) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

     (x) The Company has filed all U.S. federal ("FEDERAL"), state, local and foreign tax returns that are required to be filed through the date hereof, or has received timely extensions thereof, which returns are true and correct in all material respects, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor is the Company aware of any material proposed additional tax assessments against the Company.

     (y) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

     (z) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or quotation.

     (aa) The books, records and accounts of the Company accurately and fairly reflect the transactions in, and dispositions of, the assets of, and the results of operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability and (iii) access to assets is permitted only in accordance with management's general or specific authorization.

     (bb) The Company is actively taking steps to establish disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

     (cc) To its knowledge, the Company is not aware of any (i) significant deficiency in the design or operation of its internal control over financial reporting that could adversely affect the Company's ability to record, process, summarize and report financial data or (ii) fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls over financial reporting.

     (dd) Except as described in the Statutory Prospectus and the Prospectus and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, since June 1, 2005 the Auditor has not been engaged by the Company to perform any "prohibited activities" (as defined in Section 10A of the Exchange Act).

     (ee) Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company's financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

     (ff) The Company's Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the National Association of Securities Dealers (the "NASD RULES") and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules. The audit committee has reviewed the adequacy of its charter within the past twelve months.

     (gg) The Company is actively taking steps to ensure that it will be in compliance with all other applicable provisions of the Sarbanes-Oxley Act of 2002, any related rules and regulations promulgated by the Commission and corporate governance requirements under the NASD Rules upon the effectiveness of such provisions and has no reason to believe that it will not be able to comply with such provisions at the time of effectiveness.

     (hh) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged and proposes to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or the Company's business, assets, employees, officers and directors are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. The Company has not been denied any insurance coverage which it has sought or for which it has applied.

     (ii) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated, required to be obtained or performed by the Company as of the Applicable Time (except such additional steps as may be required by the NASD or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

     (jj) There are no affiliations with the NASD among the Company's officers, directors or, to the best knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

     (kk) (i) The Company is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("ENVIRONMENTAL LAW") which are applicable to its business; (ii) the Company has not received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except for where noncompliance could not reasonably be expected to have a Material Adverse Effect; (iv) to the Company's knowledge, no facts currently exist that will require the Company to make future material capital expenditures to comply with Environmental Laws; and (v) to the Company's knowledge, no property which is or has been owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. The Company has not been named as a "potentially responsible party" under CERCLA.

     (ll) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

     (mm) The Company is not, and after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

     (nn) Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director or officer, or, to the Company's knowledge, any agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity;
(ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

     (oo) The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

     (pp) Except for the issuance of an aggregate of 2,835,000 shares of Series F Preferred Stock in April and May 2006, the Company has not sold or issued any shares of Common Stock during the six month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

     (qq) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "Reportable Event" (as defined in 12 ERISA) has occurred with respect to any "Pension Plan" (as defined in ERISA) for which the Company could have any liability.

     (rr) None of the Company, its directors or its officers has distributed or will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 3(d) below.

     (ss) Except to the extent disclosed in the Registration Statement and the Prospectus, the clinical, pre-clinical and other trials, studies and tests conducted by or on behalf of, or sponsored by, the Company or in which the Company has participated, that are described in the Registration Statement and the Prospectus were and, if still pending, are being conducted in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable local, state and federal laws, rules, regulations and guidance. The descriptions in the Registration Statement and Prospectus of the results of such trials, studies and tests are accurate and complete in all material respects and fairly present the data derived from such trials, studies and tests, and the Company has no knowledge of any other trials, studies or tests the results of which are materially inconsistent with or otherwise materially call into question the results described or referred to in the Registration Statement and

Prospectus. The Company has operated and currently is in compliance in all material respects with applicable statutes and implementing regulations administered or enforced by the FDA, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not received any notices or other correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical trials or pre-clinical studies or tests that are described in the Registration Statement or Prospectus or the results of which are referred to in the Registration Statement or Prospectus. In addition, to the knowledge of the Company the descriptions in the Registration Statement and the Prospectus of trials conducted by Abbott Laboratories or its agents are accurate and complete in all material respects and no facts have come to the attention of the Company that lead the Company to believe that such trials were not conducted in compliance with applicable laws.

     (tt) Neither Subsidiary has any operations or any material liabilities except for such liabilities as are reflected in the consolidated financial statements included in the Prospectus.

          3. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

     (a) Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

     (b) No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any "free writing prospectus", as defined in Rule 405 of the Rules, shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

     (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

     (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company in their representative capacities to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein required to be performed or satisfied by it at or prior to the Closing Date; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included, any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

     (e) The Representatives shall have received, (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Representatives and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Statutory Prospectus, and (ii) on each such Closing Date, a signed letter from the Auditor addressed to the Representatives and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, and the Prospectus.

     (f) The Representatives shall have received on each Closing Date from DLA Piper Rudnick Gray Cary US LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, containing the opinions substantially as set forth in EXHIBIT B attached hereto.

     To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

     (g) The Representatives shall have received on each Closing Date from Heller Ehrman LLP, special counsel for the Company with respect to FDA regulatory matters, an opinion, addressed to the Representatives and dated such Closing Date, containing the opinions substantially as set forth in EXHIBIT C attached hereto.

     To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

     (h) The Representatives shall have received on each Closing Date from the Law Office Of Dale F. Regelman, P.C., special counsel for the Company with respect to trademark matters, an opinion, addressed to the Representatives and dated such Closing Date, containing the opinions substantially as set forth in EXHIBIT D attached hereto.

     To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

     (i) The Representatives shall have received on each Closing Date from Cooley Godward LLP, counsel for the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, containing the opinions substantially as set forth in EXHIBIT E attached hereto.

     To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

     (j) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Underwriters counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (k) The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person listed on SCHEDULE II hereto.

     (l) The Shares shall have been approved for quotation on the NASDAQ National Market, subject only to official notice of issuance.

     (m) The Company shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

          4. Covenants and other Agreements of the Company and the Underwriters.

     (a) The Company covenants and agrees as follows:

                    (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rule 433(d).

                    (ii) The Company shall promptly advise the Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any "free writing prospectus", as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                    (iii) If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                    (iv) If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

                    (v) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                    (vi) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. If applicable, the copies of the Registration Statement, preliminary prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                    (vii) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                    (viii) The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

                    (ix) Without the prior written consent of CIBC World Markets Corp., for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus. In the event that during this period, (A) any securities are issued pursuant to the Company's existing stock option plan or bonus plan that are exercisable during such 180 day period or (B) any registration is effected on Form S-8 or on any successor form relating to securities that are exercisable during such 180 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person. Notwithstanding the foregoing, (i) the Company represents and warrants that each such grantee or purchaser or holder of such registered securities shall be subject to similar lockup restrictions as set forth on EXHIBIT A attached hereto and the Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the applicable period and (ii) if
(x) during the last 17 days of the 180 day period described in this Section 4(a)(ix) the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such 180 day period, the Company announces that it will release earnings results or material news or a material event during the 16 day period beginning on the last day of the 180 day period; the restrictions imposed during this Section 4(a)(ix) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

                    (x) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the NASDAQ National Market (including any required registration under the Exchange
Act).

                    (xi) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Shares without the prior consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

                    (xii) The Company will apply the net proceeds from the offering of the Shares substantially in the manner set forth under "Use of Proceeds" in the Prospectus.

     (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(vii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for quotation on the NASDAQ National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 7, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

     (c) The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm's length transaction between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person. Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date of hereof, provided, that the foregoing sentence is not intended to, and does not, in any manner limit the application of Section 5 below. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company agrees that it will not claim that the

Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company or any other person in connection with any such transaction or the process leading thereto.

     (d) The Company represents and agrees that, unless it obtains the prior consent of CIBC World Markets Corp., and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and CIBC World Markets Corp., it has not made and will not make any offer relating to the Shares that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show.

          5. Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any "issuer-information" filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "BLUE SKY APPLICATION") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the

Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

     (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in
Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

          6. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the shares underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

          7. Termination.

     (a) This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time at or before a Closing Date in the absolute discretion of the Representatives if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the NASDAQ National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the NASD, or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Representatives, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, or business affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

     (b) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

          8. Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed 10% of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

          If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the First Closing Date, the obligations of the Underwriters to purchase and of the Company, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7. The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          9. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the Underwriters, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., 300 Madison Avenue, New York, New York 10016, Attention: Andrew MacInnes, with a copy to Laura Berezin, Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306 and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to John Steel, DLA Piper Rudnick Gray Cary US LLP, 701 Fifth Avenue, Suite 7000, Seattle, WA 98104.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among us.

                                        Very truly yours,

                                        IMARX THERAPEUTICS, INC.


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------

Confirmed:

CIBC WORLD MARKETS CORP.


-------------------------------------
Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I
annexed hereto.

By CIBC WORLD MARKETS CORP.


By
   ----------------------------------
Title:
       ------------------------------

                                   SCHEDULE I

                               Number of
                              Firm Shares
Name                        to Be Purchased
----                        ---------------
CIBC World Markets Corp.
Jefferies & Company, Inc.
First Albany Capital Inc.
                              -----------
Total


                                     Sch I-1

                                   SCHEDULE II

                                  SCHEDULE III

                                    EXHIBIT A

                           FORMS OF LOCK-UP AGREEMENT

                                                                   May ___, 2006

CIBC World Markets Corp.
Jeffries & Company, Inc.
First Albany Capital
As Representatives of the Several Underwriters
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10017

     Re: Public Offering of ImaRx Therapeutics, Inc.

Ladies and Gentlemen:

     The undersigned, a holder of common stock or rights to acquire Common Stock, of ImaRx Therapeutics, Inc. (the "COMPANY"), understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the Company, providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "UNDERWRITERS"), of shares of Common Stock of the Company (the "COMMON STOCK"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, the undersigned will not, during the period (the "LOCK-UP PERIOD") beginning on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering and during any extension thereof, directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) by the undersigned on the date hereof or hereafter acquired or
(2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, it will not, during the Lock-Up Period and during any extension thereof, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The foregoing shall not apply to sales or other transfers of Common Stock (A) by the undersigned of shares acquired by purchase in the open market, (B) as a bona fide gift or gifts, (C) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (D) if the undersigned is a corporation, to any wholly-owned subsidiary of such corporation, (E) if the undersigned is a limited liability company, to a member or affiliated limited liability company, or (F) if the undersigned is a partnership, to a partner or affiliated partnership; provided, however, that in each such case under clauses (B) through
(F) of this sentence, (1) it shall be a condition to the transfer that the donee or transferee execute an agreement stating that the donee or transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, (2) any such transfer shall not involve a disposition for value, (3) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, (4) the undersigned notifies CIBC World Markets Corp. at least two business days prior to the proposed transfer or disposition, and provided further, that in each case under clauses (i) and (ii) above, no filing by any party (seller, purchaser, donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such purchase, sale or transfer (other than a filing on a Form 5, Schedule 13D or Schedule 13G made after the expiration of the Lock-Up Period and any extension thereof). For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

     Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or material news or a material event during the 16-day period beginning on the last day of the Lock-Up Period; the restrictions imposed in this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if: (i) the Underwriting Agreement does not become effective by December 31, 2006; (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder; or (iii) a registration statement on Form 10 filed by the Company with the Securities and Exchange Commission under the Exchange Act relating to the registration of the Company's Common Stock becomes effective, the undersigned shall be released from all obligations under this Lock-Up Agreement.

     The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

                               [Signature Follows]

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                        Very truly yours,

                                        ----------------------------------------
                                        Name of Holder of Securities (please
                                        print)


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Name of Signatory, if Shareholder is an
                                        Entity
                                        (please print)

                                        ----------------------------------------
                                        Title (if applicable - please print)

                                                                   May ___, 2006

CIBC World Markets Corp.
Jeffries & Company, Inc.
First Albany Capital
As Representatives of the Several Underwriters
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10017

     Re: Public Offering of ImaRx Therapeutics, Inc.

Ladies and Gentlemen:

     The undersigned, a holder of common stock or rights to acquire Common Stock, of ImaRx Therapeutics, Inc. (the "COMPANY"), understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the Company, providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "UNDERWRITERS"), of shares of Common Stock of the Company (the "COMMON STOCK"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, the undersigned will not, during the period (the "LOCK-UP PERIOD") beginning on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering and during any extension thereof, directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) by the undersigned on the date hereof or hereafter acquired or
(2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, it will not, during the Lock-Up Period and during any extension thereof, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The foregoing shall not apply to sales or other transfers of Common Stock (A) by the undersigned of shares acquired by purchase in the open market, (B) as a bona fide gift or gifts, (C) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (D) if the undersigned is a corporation, to any wholly-owned subsidiary of such corporation, (E) if the undersigned is a limited liability company, to a member or affiliated limited liability company, or (F) if the undersigned is a partnership, to a partner or affiliated partnership; provided, however, that in each such case under clauses (B) through
(F) of this sentence, (1) it shall be a condition to the transfer that the donee or transferee execute an agreement stating that the donee or transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, (2) any such transfer shall not involve a disposition for value, (3) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, (4) the undersigned notifies CIBC World Markets Corp. at least two business days prior to the proposed transfer or disposition, and provided further, that in each case under clauses (i) and (ii) above, no filing by any party (seller, purchaser, donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such purchase, sale or transfer (other than a filing on a Form 5, Schedule 13D or Schedule 13G made after the expiration of the Lock-Up Period and any extension thereof). For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

     Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or material news or a material event during the 16-day period beginning on the last day of the Lock-Up Period; the restrictions imposed in this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if: (i) the Underwriting Agreement does not become effective by December 31, 2006; or (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

     The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

                               [Signature Follows]

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                        Very truly yours,

                                        ----------------------------------------
                                        Name of Holder of Securities (please
                                        print)


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Name of Signatory, if Shareholder is an
                                        Entity
                                        (please print)

                                        ----------------------------------------
                                        Title (if applicable - please print)

                                                                   May ___, 2006

CIBC World Markets Corp.
Jeffries & Company, Inc.
First Albany Capital
As Representatives of the Several Underwriters
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10017

     Re: Public Offering of ImaRx Therapeutics, Inc.

Ladies and Gentlemen:

     The undersigned, a holder of common stock or rights to acquire Common Stock, of ImaRx Therapeutics, Inc. (the "COMPANY"), understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the Company, providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "UNDERWRITERS"), of shares of Common Stock of the Company (the "COMMON STOCK"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, the undersigned will not, during the period (the "LOCK-UP PERIOD") beginning on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering and during any extension thereof, directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) by the undersigned on the date hereof or hereafter acquired or
(2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, it will not, during the Lock-Up Period and during any extension thereof, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The foregoing shall not apply to sales or other transfers of Common Stock (A) as a bona fide gift or gifts,
(B) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (C) if the undersigned is a corporation, to any wholly-owned subsidiary of such corporation, (D) if the undersigned is a limited liability company, to a member or affiliated limited liability company, or (E) if the undersigned is a partnership, to a partner or affiliated partnership; provided, however, that in each such case under clauses (A) through
(E) of this sentence, (1) it shall be a condition to the transfer that the donee or transferee execute an agreement stating that the donee or transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, (2) any such transfer shall not involve a disposition for value, (3) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, (4) the undersigned notifies CIBC World Markets Corp. at least two business days prior to the proposed transfer or disposition, and provided further, that in each case under clauses (i) and (ii) above, no filing by any party (seller, purchaser, donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such purchase, sale or transfer (other than a filing on a Form 5, Schedule 13D or Schedule 13G made after the expiration of the Lock-Up Period and any extension thereof). For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

     Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or material news or a material event during the 16-day period beginning on the last day of the Lock-Up Period; the restrictions imposed in this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if: (i) the Underwriting Agreement does not become effective by December 31, 2006; or (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

     The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

                               [Signature Follows]

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                        Very truly yours,

                                        ----------------------------------------
                                        Name of Holder of Securities
                                        (please print)


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Name of Signatory, if Shareholder is an
                                        Entity
                                        (please print)

                                        ----------------------------------------
                                        Title (if applicable - please print)

                                                                   May ___, 2006

CIBC World Markets Corp.
Jeffries & Company, Inc.
First Albany Capital
As Representatives of the Several Underwriters
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10017

     Re: Public Offering of ImaRx Therapeutics, Inc.

Ladies and Gentlemen:

     The undersigned, a holder of common stock or rights to acquire Common Stock, of ImaRx Therapeutics, Inc. (the "COMPANY"), understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the Company, providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "UNDERWRITERS"), of shares of Common Stock of the Company (the "COMMON STOCK"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, the undersigned will not, during the period (the "LOCK-UP PERIOD") beginning on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering and during any extension thereof, directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) by the undersigned on the date hereof or hereafter acquired or
(2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, it will not, during the Lock-Up Period and during any extension thereof, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The foregoing shall not apply to sales or other transfers of Common Stock (A) as a bona fide gift or gifts,
(B) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (C) if the undersigned is a corporation, to any wholly-owned subsidiary of such corporation, (D) if the undersigned is a limited liability company, to a member or affiliated limited liability company, or (E) if the undersigned is a partnership, to a partner or affiliated partnership; provided, however, that in each such case under clauses (A) through
(E) of this sentence, (1) it shall be a condition to the transfer that the donee or transferee execute an agreement stating that the donee or transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, (2) any such transfer shall not involve a disposition for value, (3) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, (4) the undersigned notifies CIBC World Markets Corp. at least two business days prior to the proposed transfer or disposition, and provided further, that in each case under clauses (i) and (ii) above, no filing by any party (seller, purchaser, donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such purchase, sale or transfer (other than a filing on a Form 5, Schedule 13D or Schedule 13G made after the expiration of the Lock-Up Period and any extension thereof). For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

     Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or material news or a material event during the 16-day period beginning on the last day of the Lock-Up Period; the restrictions imposed in this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if: (i) the Underwriting Agreement does not become effective by December 31, 2006; (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder; or (iii) a registration statement on Form 10 filed by the Company with the Securities and Exchange Commission under the Exchange Act relating to the registration of the Company's Common Stock becomes effective, the undersigned shall be released from all obligations under this Lock-Up Agreement.

     The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

                               [Signature Follows]

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                        Very truly yours,

                                        ----------------------------------------
                                        Name of Holder of Securities
                                        (please print)


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Name of Signatory, if Shareholder is an
                                        Entity
                                        (please print)

                                        ----------------------------------------
                                        Title (if applicable - please print)

                                    EXHIBIT B

              FORM OF OPINION OF DLA PIPER RUDNICK GRAY CARY US LLP

1. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect (as defined in the Underwriting Agreement).

2. The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement, the Statutory Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement and to issue and sell the Shares.

3. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus under the caption "Capitalization" as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Statutory Prospectus and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Statutory Prospectus and the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and to the best of such counsel's knowledge there are no existing unsatisfied preemptive or other similar rights. The Shares to be issued and sold by the Company pursuant to Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable. Neither the Company's certificate of incorporation nor its bylaws subject the sale of the Shares to any preemptive right, and the issuance and sale of the Shares by the Company is not subject to any statutory preemptive right or to the best of such counsel's knowledge other similar rights of any securityholder of the Company. To the best of such counsel's knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's Certificate of Incorporation or Bylaws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. To the best of such counsel's knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained under the caption "Description of Capital Stock" in the Registration Statement, the Statutory Prospectus and the

Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation or Bylaws of the Company and the requirements of the Nasdaq National Market. To the best of such counsel's knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement that have not been waived.

4. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Shares. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and the Underwriting Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to standard exceptions).

5. Neither the execution, delivery and performance of the Underwriting Agreement by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Shares) nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Registration Statement, the Statutory Prospectus and the Prospectus will give rise to a right to terminate or accelerate the due date of any material payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed, trust, note or material agreement or material instrument in each case that is in an exhibit to, or is described in, the Registration Statement, or any franchise, judgment, decree, order, statute, rule or regulation, domestic or foreign, in each case of which such counsel is aware or violate any provision of the charter or bylaws of the Company.

6. No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body that in such counsel's experience is normally applicable in relation to transactions of the type contemplated by the Underwriting Agreement is required for the due authorization, execution, delivery or performance of the Underwriting Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

7. To the best of such counsel's knowledge, there is no any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company that is required to be disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus and is not so disclosed or to the best of such counsel's knowledge that would have a Material Adverse Effect.

8. The statements in the Statutory Prospectus and the Prospectus under the captions "Description of Capital Stock," "Business-Litigation," and "Certain Transactions," and in the

Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.

9. The Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, as to which such counsel expresses no opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules.

10. The Registration Statement is effective under the Securities Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

11. The Shares have been approved for listing on the Nasdaq National Market.

12. The Company is not an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

13. To the best of such counsel's knowledge, the information in the Prospectus under "Risk Factors - [Update Captions: "We rely on third party products, technology and intellectual property, which could negatively affect our ability to sell our nanobubble products commercially or adversely affect our ability to derive meaningful revenue from such products." "We depend on patents and other proprietary rights, some of which are uncertain and unproven. Further, our patent portfolio and other intellectual property rights are expensive to maintain, protect against infringement claims by third parties, and enforce against third party infringements, and are subject to potential adverse claims." "Other companies may claim that we infringe their patents or trade secrets, which could subject us to substantial damages." "Our rights to develop and commercialize certain of our product candidates are subject to the terms and conditions of licenses or sublicenses granted to us by third parties, including other pharmaceutical companies that contain restrictions that may limit our ability to capitalize on these products." ]," "Business - Material Contracts," and "Business - Patents and Proprietary Rights," insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.

14. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets or other proprietary information or know-how of the Company and its Subsidiaries and no such proceedings are threatened or contemplated.

15. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any patents, trade secrets or other proprietary information or know-how of any persons and, to the best of such counsel's knowledge, no person is infringing or otherwise violating any of the Company's and its Subsidiaries' patents, trade secrets or other proprietary information or know-how of the Company and its Subsidiaries.

16. To the best of such counsel's knowledge, the Company and its Subsidiaries own or possess sufficient licenses or other rights to use all technology covered by patents or trade secrets, and to use all trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus.

17. To the best of such counsel's knowledge, the Company's United States and foreign patents (the "Patents") listed on Schedule ____ hereto are valid and enforceable and are entitled to a statutory presumption of validity and of ownership by the assignee. To the best of such counsel's knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Patents or any of the Company's or its Subsidiaries' patent applications, whether United States or foreign "Applications"), listed on Schedule _______ hereto, there are no liens which have been filed against any of the Patents or the Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted and none of the Applications have been finally rejected or abandoned. The Company and its Subsidiaries are listed on the records of the United States Patent and Trademark Office ("PTO") or appropriate foreign patent offices as the sole assignee of record thereof.

18. Nothing has come to such counsel's attention that leads them to believe that any of the Applications will not eventuate in issued patents, or that any patents issued in respect of any such Applications will not be valid or will not afford the Company or its Subsidiaries the patent protection described by the claims therein; and to such counsel's knowledge and except as disclosed in the Registration Statement and the Prospectus, none of the patents or patent applications listed on the attached Schedule __________ are involved in any actual or threatened litigations, interferences, inter partes re-examinations, ex parte re-examinations, reissues, oppositions, protests, conflict proceedings, nullity actions, invalidation proceedings, patent revocations, inventorship challenges, ownership challenges, invalidity actions and the like.

19. The Company is the exclusive licensee of the patents and patent applications listed on Schedule _____ and the non-exclusive licensee of the patents and patent applications listed on Schedule _____. All licenses of the Company and its Subsidiaries to patents and applications, whether United States or foreign, are duly executed, validly binding and enforceable in accordance with their terms and, to such counsel's knowledge, neither the Company nor any Subsidiary is in default (declared or undeclared) of any material provision of such licenses.

20. To the best of such counsel's knowledge, all pertinent art references known to the Company or its Subsidiaries or their counsel during the prosecution of the Patents and the Applications were disclosed to the PTO and, to the best of such counsel's knowledge, neither such counsel nor the Company or its Subsidiaries made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

21. To the best of such counsel's knowledge, the Company and its Subsidiaries take security measures adequate to assert trade secret protection in its non-patented technology.

                                       ***

In connection with the preparation of the Registration Statement, the Prospectus and the Statutory Prospectus, we have participated in conferences with officers and other representatives of the Company and with its independent registered public accounting firm, as well as with representatives of and counsel for the Underwriters and their counsel. At such conferences, the contents of the Registration Statement, the Prospectus and the Statutory Prospectus and related matters were discussed. We have not independently verified, and accordingly are not confirming and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the extent otherwise stated herein. On the basis of the foregoing, no facts have come to such counsel's attention that have caused such counsel to believe (i) that the Registration Statement (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, and the matters covered by the other legal opinions rendered in connection with the Underwriting Agreement by other special counsel to the Company as to which we express no belief or opinion), at the date and time that the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus (except as to the financial statements and schedules, related notes and other financial and statistical data derived therefrom, and the matters covered by the other legal opinions rendered in connection with the Underwriting Agreement by other special counsel to the Company as to which we express no belief or opinion) as of its date or the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the Statutory Prospectus, when considered together with the price to the public and the number of shares set forth on the cover page of the Prospectus as of the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) the Issuer Free Writing Prospectuses, if any, specified on Schedule A to this opinion that were filed with the Commission (and in any event excluding all road shows, electronic road shows and bona fide electronic road shows), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    EXHIBIT C

                      FORM OF OPINION OF HELLER EHRMAN LLP

                                                            [September __], 2006

CIBC World Markets Corp.
As Representative of the Several Underwriters
300 Madison Avenue
New York, New York 10016

Ladies and Gentlemen:

          We have been engaged by ImaRx Therapeutics, Inc., a Delaware corporation (the "Company"), to review, in connection with the offering of [__________] shares of Common Stock, the description in the offering materials of certain matters as described below. This opinion is being rendered pursuant to Section 3(g) of the Underwriting Agreement, dated as of September __, 2006, between you and the Company. Capitalized terms used but not defined herein have the meanings set forth in the Underwriting Agreement.

          We have reviewed the following documents in connection with this opinion: Sections of the Registration Statement and related Prospectus dated May 19, 2006 (as subsequently amended on June 28, 2006, August __, 2006 and _________, 2006) captioned: "Risk Factors -- Risks Related to Our Business - If we want to sell urokinase beyond our existing inventory of Abbokinase we would need to undertake manufacturing and secure regulatory approval for a new manufacturing process and facility"; "Risk Factors -- Risks Related to Our Business - If we are not able to use the data and drug substance acquired from Abbott Laboratories for further clinical development of our PROLYSE and Open-Cath-R product candidates and our Abbokinase product, we will not be able to maintain our current timelines for further development and commercialization of these potential products and Abbokinase. Any additional clinical trial requirements could significantly increase our expenses and reduce the commercial value of PROLYSE, Open-Cath-R and Abbokinase"; "Risk Factors -- Risks Related to Our Business - To receive FDA marketing approval for PROLYSE or Open-Cath-R, we must demonstrate that the material manufactured for commercial use is equivalent to the material previously manufactured"; "Risk Factors -- Risks Related to Our Business - We do not plan to manufacture any of our product candidates and will depend on commercial contract manufacturers to manufacture our products"; "Risk Factors -- Risks Related to Our Business - If our clinical trials are not successful, or if we are unable to obtain regulatory approvals, we will not be able to commercialize our products and we will continue to incur significant operating losses"; "Risk Factors --Risks Related to Our Business -The FDA approval process for drugs involves substantial time, effort and financial resources, and we may not receive any new approvals for our product candidates on a timely basis, or at all"; "Risk Factors -- Risks Related to Our Business -- If we are unable to obtain acceptable prices or adequate reimbursement from third-party payors for any product candidates that we seek to commercialize, our revenue and prospects for profitability will suffer; "Risk Factors -- Risk Related to Our Business -- If we or our contract manufacturers fail to comply with applicable regulations, sales of our products could be delayed and our revenue could be harmed"; "Risk Factors -- Risks Related to Our Business - Our products will remain subject to ongoing regulatory review even if they receive marketing approval. If we fail to comply with applicable regulations, we could lose these approvals, and the sale of our products could be suspended"; "Risk Factors -- Risks Related to Our Business - Marketing and reimbursement practices and claims processing in the pharmaceutical and medical device industries are subject to significant regulation in the U.S."; "Risk Factors --Risks Related to Our Business - If we seek regulatory approvals for our products in foreign jurisdictions, we may not obtain any such approvals"; "Business Manufacturing"; and "Our Business -- Government Regulation"(collectively the "Regulatory Statements").

          This opinion is limited to the Federal Food, Drug and Cosmetic Act
(FDCA) and related regulations promulgated by the Federal Food and Drug Administration (FDA) and general health care reimbursement matters pertaining to the Company's product candidates. We disclaim any opinion as to any law, rule or regulation of product and any other jurisdiction or of any regional or local governmental body.

          Based upon the foregoing and our examination of such questions of law as we have deemed necessary or appropriate for the purpose of our opinion, and subject to the limitations and qualifications expressed below, it is our opinion that:

     (1) The Regulatory Statements, insofar as such Regulatory Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, present fairly the information purported to be shown;

     (2) Nothing has come to our attention that causes us to believe that the Regulatory Statements contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (3) To our knowledge, there are no pending or threatened actions, suits or proceedings against the Company under the FDCA; and

     (4) Nothing has come to our attention that causes us to believe that the Company's business, as currently conducted and as described in the Regulatory Statements, violates the FDCA.

          This opinion is rendered to you in connection with the Underwriting Agreement and is solely for your benefit. This opinion may not be relied upon by you for any other purpose, or relied upon by any other person, firm, corporation, or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

                                        Very Truly Yours,


                                        ----------------------------------------
                                        Heller Ehrman L.L.P.

                                    EXHIBIT D

             FORM OF OPINION OF LAW OFFICE OF DALE F. REGELMAN, P.C.

(A) Such counsel are familiar with the technology used by the Company in its business and the manner of its use thereof and have read the Registration Statement, the Statutory Prospectus and the Prospectus, including particularly the portions of the Registration Statement, the Statutory Prospectus and the Prospectus referring to trademarks and/or service marks and:

     (I) To the best of our knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to trademarks and/or service marks of the Company and its Subsidiaries and no such proceedings are threatened or contemplated.

     (II) To the best of our knowledge, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any trademarks and/or service marks of any persons and, to our knowledge, no person is infringing or otherwise violating any of the Company's and its Subsidiaries' trademarks and/or service marks of the Company and its Subsidiaries.

     (III) To the best of our knowledge, the Company and its Subsidiaries own or possess sufficient licenses or other rights to use all trademarks and/or service marks to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus.

     (IV) To the best of our knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Company and its Subsidiaries' pending trademark applications, there are no liens which have been filed against any of such applications, there are no material defects of form in the preparation or filing of such applications, such applications are being diligently prosecuted, and none of such applications has been finally rejected or abandoned.

     (V) Nothing has come to our attention that leads us to believe that any of the Company and its Subsidiaries' pending trademark applications filed with the PTO will not eventuate in registered trademarks, or that any trademark registrations issued in respect of any such applications will not be valid or will not afford the Company or its Subsidiaries reasonable trademark protection relative to the subject matter thereof.

                                    EXHIBIT E

                      FORM OF OPINION OF COOLEY GODWARD LLP

CIBC World Markets Corp.
Jefferies & Company, Inc.
First Albany Capital Inc.
As Representatives of the Several
   Underwriters named in Schedule I hereto
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York 10016

RE: PUBLIC OFFERING OF __________ SHARES OF COMMON STOCK OF IMARX THERAPEUTICS,
    INC.

Ladies and Gentlemen:

     We have acted as special counsel for you and the other underwriters named in Schedule I (the "UNDERWRITERS") to the Underwriting Agreement dated __________, 2006 (the "UNDERWRITING AGREEMENT") among ImaRx Therapeutics, Inc., a Delaware corporation (the "COMPANY"), and you, as representatives (the "REPRESENTATIVES") of the Underwriters, pursuant to which the Underwriters severally have agreed to purchase an aggregate of __________ shares (the "FIRM SHARES") of the Company's Common Stock $_____ par value, (the "COMMON STOCK"), plus an option (the "OPTION") to purchase up to an additional __________ shares of Common Stock from the Company to cover over-allotments, if any (the "OPTION SHARES"). The Firm Shares and Option Shares are referred to herein collectively as the "SHARES."

     In connection with this opinion, we have examined and relied upon the originals or copies of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary to enable us to render the opinions expressed below, including the Registration Statement on Form S-1 (No. 333-134311) relating to the Shares, filed with the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "Securities Act"), on May 19, 2006, and amended on June 28, 2006, __________, 2006 and __________, 2006 (such Registration Statement, as amended, including information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A of the General Rules and Regulations under the Securities Act (the "RULES AND REGULATIONS") being hereinafter referred to as the "REGISTRATION STATEMENT"), the final Prospectus, dated __________, 2006, relating to the Shares, [AS FILED WITH THE COMMISSION PURSUANT TO RULE 424(B) OF THE RULES AND REGULATIONS] (such final Prospectus being hereinafter referred to as the "PROSPECTUS"), and the "STATUTORY PROSPECTUS" as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to means ___:00 [a/p]m (Eastern time) on the date of the Underwriting Agreement (the "APPLICABLE TIME"). For purposes of the definition of Statutory Prospectus, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A of the Rules shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the

Commission pursuant to Rule 424(b).

     In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Underwriting Agreement), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed that all individuals executing and delivering documents had the legal capacity to so execute and deliver.

Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.

With regard to our opinion in paragraph 5 below, our opinion is based solely upon oral advice from the staff of the Commission that the Registration Statement was declared effective under the Act and that no stop order suspending the effectiveness of the Registration Statement has been issued and that no proceedings for that purpose have been initiated or are pending or contemplated by the Commission. We have conducted no further investigation.

     On the basis of the foregoing and in reliance thereon, and with the foregoing qualifications, we are of the opinion that:

The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.

The Shares have been duly authorized and, when issued and paid by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

The Shares conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock - Common Stock".

The specimen certificate for the Shares filed as an exhibit to the Registration Statement is in due and proper form under Delaware law.

The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or overtly threatened.

                                    * * * * *

In connection with the preparation of the Registration Statement, the Prospectus and the Statutory Prospectus, we have participated in conferences with officers and other representatives of the Company and with its independent registered public accounting firm, as well as with representatives of the Underwriters and their counsel. At such conferences, the contents of the

Registration Statement, the Prospectus and the Statutory Prospectus and related matters were discussed. We have not independently verified, and accordingly are not confirming and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Statutory Prospectus, except to the extent otherwise stated herein. On the basis of the foregoing, no facts have come to our attention that have caused us to believe (i) that the Registration Statement (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom as to which we express no comment, and the matters covered by the other legal opinions rendered in connection with the Agreement as to which we express no comment), at the date and time that the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus, as of its respective date, or the Statutory Prospectus, as of the Applicable Time (in each case except as to the financial statements and schedules, related notes and other financial and statistical data derived therefrom as to which we express no comment, and the matters covered by the other legal opinions rendered in connection with the Agreement as to which we express no comment) as of its respective date or the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) that the Prospectus (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, as to which we express no comment) does not comply as to form in all material respects with the requirements of the Securities Act and applicable rules and regulations of the Securities and Exchange Commission thereunder.

This opinion is intended for the sole benefit of the several Underwriters and may not be made available to or relied upon by any other person, firm or entity without our prior written consent. This opinion is limited to the matters expressly set forth in this letter, and no opinion has been implied, or may be inferred, beyond the matters expressly stated. This opinion speaks only as to law and facts in effect or existing as of the date hereof and we undertake no obligation or responsibility to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in any law that may hereafter occur.

Very truly yours,

COOLEY GODWARD LLP


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